Mortgage Banking	12 Months Ended
Dec. 31, 2013
Mortgage Banking [Abstract]
Mortgage Banking

Note 4 – Mortgage Banking

Activity in secondary market loans during the year was as follows:

(Dollars in thousands)
	2013	2012	2011
Loans originated for resale, net of principal payments	$42,906	$44,889	$25,685
Proceeds from loan sales	45,204	45,622	26,611
Net gains on sales of loans held for sale	1,566	1,634	672
Loan servicing fees, net of amortization	167	131	161

Loans serviced for others are not reported as assets in the accompanying consolidated balance sheets. The unpaid principal balances of these loans were $98 million and $97 million at December 31, 2013 and 2012, respectively. The Bank maintains custodial escrow balances in connection with these serviced loans; however, such escrows were immaterial at December 31, 2013 and 2012.

Activity for loan servicing rights (included in other assets) was as follows:

(Dollars in thousands)
	2013	2012	2011
Balance, beginning of year	$473	$318	$347
Capitalized	211	289	94
Amortization	(140)	(134)	(123)
Balance, end of year	$544	$473	$318

The fair value of loan servicing rights was $958,000 and $807,000 as of December 31, 2013 and 2012, respectively. Consequently, a valuation allowance was not necessary at year-end 2013 or 2012. The fair value of servicing rights at December 31, 2013 was determined using a discount rate of 8.25% and prepayment speeds ranging from 7% to 23%. The fair value of servicing rights at December 31, 2012 was determined using a discount rate of 7.7% and prepayment speeds ranging from 14% to 34%.